UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): October 25, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-07              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized Loan Servicing, LLC, as Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-6HE

                        JPMorgan Chase Bank, N.A.

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   October 31, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005

         Terwin Mortgage Asset-Backed Certificates Series 2005-6HE
                        Statement To Certificateholders
                                 October 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                            Ending
                Face         Principal                                                    Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total      Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A    191,902,000.00    135,417,980.64    7,972,653.97       434,165.09     8,406,819.06   0.00     0.00      127,445,326.67
A1B     53,350,000.00     53,350,000.00            0.00       176,632.96       176,632.96   0.00     0.00       53,350,000.00
A1C     35,798,000.00     35,798,000.00            0.00       121,404.94       121,404.94   0.00     0.00       35,798,000.00
M1      12,075,000.00     12,075,000.00            0.00        41,923.73        41,923.73   0.00     0.00       12,075,000.00
M2      10,675,000.00     10,675,000.00            0.00        37,234.99        37,234.99   0.00     0.00       10,675,000.00
M3       6,475,000.00      6,475,000.00            0.00        22,845.96        22,845.96   0.00     0.00        6,475,000.00
M4       6,125,000.00      6,125,000.00            0.00        22,351.15        22,351.15   0.00     0.00        6,125,000.00
M5       5,250,000.00      5,250,000.00            0.00        19,369.58        19,369.58   0.00     0.00        5,250,000.00
M6       5,250,000.00      5,250,000.00            0.00        19,581.04        19,581.04   0.00     0.00        5,250,000.00
B1       4,550,000.00      4,550,000.00            0.00        18,436.35        18,436.35   0.00     0.00        4,550,000.00
B2       3,500,000.00      3,500,000.00            0.00        14,463.75        14,463.75   0.00     0.00        3,500,000.00
B3       2,975,000.00      2,975,000.00            0.00        14,211.41        14,211.41   0.00     0.00        2,975,000.00
B4       5,775,000.00      5,775,000.00            0.00        31,773.73        31,773.73   0.00     0.00        5,775,000.00
B5       2,450,000.00      2,450,000.00            0.00        14,466.57        14,466.57   0.00     0.00        2,450,000.00
B6       2,120,000.00      2,120,000.00            0.00        12,518.01        12,518.01   0.00     0.00        2,120,000.00
TOTALS 348,270,000.00    291,785,980.64    7,972,653.97     1,001,379.26     8,974,033.23   0.00     0.00      283,813,326.67

S      281,050,000.00    224,565,980.64            0.00             0.00             0.00   0.00     0.00      216,593,326.67
ES               0.00              0.00            0.00        60,838.75        60,838.75   0.00     0.00                0.00
X                0.00              0.00            0.00       737,659.63       737,659.63   0.00     0.00                0.00
R                0.00              0.00            0.00             0.00             0.00   0.00     0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A    881561QV9         705.66216423    41.54544491     2.26243129   43.80787621          664.11671932    A1A        3.980000 %
A1B    881561QW7       1,000.00000000     0.00000000     3.31083336    3.31083336        1,000.00000000    A1B        4.110000 %
A1C    881561QX5       1,000.00000000     0.00000000     3.39138890    3.39138890        1,000.00000000    A1C        4.210000 %
M1     881561QZ0       1,000.00000000     0.00000000     3.47194451    3.47194451        1,000.00000000    M1         4.310000 %
M2     881561RA4       1,000.00000000     0.00000000     3.48805527    3.48805527        1,000.00000000    M2         4.330000 %
M3     881561RB2       1,000.00000000     0.00000000     3.52833359    3.52833359        1,000.00000000    M3         4.380000 %
M4     881561RC0       1,000.00000000     0.00000000     3.64916735    3.64916735        1,000.00000000    M4         4.530000 %
M5     881561RD8       1,000.00000000     0.00000000     3.68944381    3.68944381        1,000.00000000    M5         4.580000 %
M6     881561RE6       1,000.00000000     0.00000000     3.72972190    3.72972190        1,000.00000000    M6         4.630000 %
B1     881561RF3       1,000.00000000     0.00000000     4.05194505    4.05194505        1,000.00000000    B1         5.030000 %
B2     881561RG1       1,000.00000000     0.00000000     4.13250000    4.13250000        1,000.00000000    B2         5.130000 %
B3     881561RH9       1,000.00000000     0.00000000     4.77694454    4.77694454        1,000.00000000    B3         5.930000 %
B4     881561TH7       1,000.00000000     0.00000000     5.50194459    5.50194459        1,000.00000000    B4         6.830000 %
B5     881561TJ3       1,000.00000000     0.00000000     5.90472245    5.90472245        1,000.00000000    B5         7.054526 %
B6     881561TK0       1,000.00000000     0.00000000     5.90472170    5.90472170        1,000.00000000    B6         7.054526 %
TOTALS                   837.81543239    22.89216404     2.87529578   25.76745982          814.92326836

S      881561QY3         799.02501562     0.00000000     0.00000000    0.00000000          770.65762914    S          0.000000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


               Principal Remittance Amount                                                                            7,972,653.97

               Scheduled Principal Payments                                                                             138,726.72

               Principal Prepayments                                                                                  7,833,927.25
                                      Curtailments (Current)                                                              8,752.39
                                      Curtailments (Cumulative)                                                          39,138.93

               Repurchase Principal (Current)
                                      Balance of Mortgage Loans Repurchased                                                   0.00
                                      Number of Mortgage Loans Repurchased                                                       0

               Repurchase Principal (Cumulative)
                                      Balance of Mortgage Loans Repurchased                                                   0.00
                                      Number of Mortgage Loans Repurchased                                                       0

               Substitution Amounts                                                                                           0.00

               Net Liquidation Proceeds                                                                                       0.00

               Insurance Proceeds                                                                                             0.00

               Other Principal                                                                                                0.00

               Gross Interest                                                                                         1,775,595.95

               Prepayment Interest Shortfalls                                                                                 0.00

               SSCRA Interest Adjustments                                                                                     0.00

               LPMI Adjustments                                                                                               0.00

               Modification Interest Losses                                                                                   0.00

Servicing Related Reporting Items

               Recoveries from Prior Loss Determinations (Current)                                                            0.00
               Recoveries from Prior Loss Determinations (Cumulative)                                                         0.00

               Reimbursement of Non-Recoverable Advances Previously Made (Current)                                            0.00
               Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                         0.00

               Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                         0.00
               Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                      0.00

               Servicing Fees                                                                                            60,838.75

               Securites Administration Fee                                                                               1,223.07

               Credit Risk Manager Fees                                                                                   3,669.21

               Prepayment Premiums (Current)
                                      Number of Loans with Respect to which Prepayment Premiums were Collected                  20
                                      Balance of Loans with Respect to which Prepayment Premiums were Collected       3,406,526.39
                                      Amount of Prepayment Premiums Collected                                            90,012.72

               Prepayment Premiums (Cumulative)
                                      Number of Loans with Respect to which Prepayment Premiums were Collected                 128
                                      Balance of Loans with Respect to which Prepayment Premiums were Collected      25,683,054.35
                                      Amount of Prepayment Premiums Collected                                           719,321.93

               Initial Number of Loans Outstanding                                                                            1463

               Initial Aggregate Loan Balance                                                                       298,709,734.72

               Beginning Number of Loans Outstanding                                                                         1,537

               Beginning Aggregate Loan Balance                                                                     293,536,523.36

               Ending Number of Loans Outstanding                                                                            1,495

               Ending Aggregate Loan Balance                                                                        285,563,869.38

Delinquent Mortgage Loans
                                       Group Totals
                                                                                Principal
                                       Period                Number               Balance              Percentage
                                      0-29 days                   1,411          267,918,781.48                 93.82 %
                                      30-59 days                     39            7,994,747.35                  2.80 %
                                      60-89 days                     12            2,195,660.26                  0.77 %
                                      90-119 days                     1              220,000.00                  0.08 %
                                      120+days                        0                    0.00                  0.00 %
                                       Total                      1,463          278,329,189.09                 97.47 %

Bankruptcies
                                      Group Totals
                                                            Principal
                                       Number               Balance               Percentage
                                                12            2,327,198.01                 0.81 %

               Number of Bankruptcies (Current)                                                                               10
               Balance of Bankruptcies (Current)                                                                    2,116,378.42

               Number of Bankruptcies delinquent 30 to 59 days                                                                 2
               Balance of Bankruptcies delinquent 30 to 59 days                                                       210,819.59

               Number of Bankruptcies delinquent 60 to 89 days                                                                 0
               Balance of Bankruptcies delinquent 60 to 89 days                                                             0.00

               Number of Bankruptcies delinquent 90 to 119 days                                                                0
               Balance of Bankruptcies delinquent 90 to 119 days                                                            0.00

               Number of Bankruptcies delinquent 120+ days                                                                     0
               Balance of Bankruptcies delinquent 120+ days                                                                 0.00


Foreclosures
                                      Group Totals
                                                            Principal
                                       Number               Balance               Percentage
                                                20            4,907,482.28                 1.72 %

               Number of Foreclosures (Current)                                                                                3
               Balance of Foreclosures (Current)                                                                      894,840.85

               Number of Foreclosures 30 to 59 days                                                                            0
               Balance of Foreclosures 30 to 59 days                                                                        0.00

               Number of Foreclosures 60 to 89 days                                                                            0
               Balance of Foreclosures 60 to 89 days                                                                        0.00

               Number of Foreclosures 90 to 119 days                                                                          17
               Balance of Foreclosures 90 to 119 days                                                               4,012,641.43

               Number of Foreclosures 120+ days                                                                                0
               Balance of Foreclosures 120+ days                                                                            0.00

REO Properties
                                      Group Totals
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %

               Number of REO Properties (Current)                                                                              0
               Balance of REO Properties (Current)                                                                          0.00

               Number of REO Properties 30 to 59 days                                                                          0
               Balance of REO Properties 30 to 59 days                                                                      0.00

               Number of REO Properties 60 to 89 days                                                                          0
               Balance of REO Properties 60 to 89 days                                                                      0.00

               Number of REO Properties 90 to 119 days                                                                         0
               Balance of REO Properties 90 to 119 days                                                                     0.00

               Number of REO Properties 120+ days                                                                              0
               Balance of REO Properties 120+ days                                                                          0.00

               Book Value of REO Properties                                                                                 0.00

               Current Realized Losses                                                                                      0.00

               Subsequent Losses on Prior Loss Determinations                                                               0.00

               Cumulative Realized Losses                                                                                   0.00

               Modification Principal Losses                                                                                0.00

               Gross Weighted Average Coupon                                                                            7.2987 %

               Net Weighted Average Coupon                                                                              6.7787 %

               Weighted Average Remaining Term (Prior Month)                                                                   0

               Weighted Average Remaining Term (Current Month)                                                               351

Trigger Event Reporting Items

               Trigger Event Occurrance                                                                                       NO
               Does the Rolling 3 Month Delinq Rate equal or exceed 40.25% of Required Pct?                                   NO
               Rolling 3 Month Delinquency Rate                                                                         2.4841 %
               40.25% of Required Pct (Effective After Stepdown Date)                                                  21.1629 %

               Does the Cum Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                           NO
               Cumulative Realized Losses as % of Orig Agg Loan Balance                                                 0.0000 %
               Required Loss Percentage (Effective October 2007)                                                        2.7500 %

O/C Reporting Items

               Minimum Required Overcollateralization Amount                                                        1,750,102.71
                                      Percentage of Initial Aggregate Loan Balance                                      0.5000 %
               Targeted Overcollateralization Amount                                                                1,750,102.71
                                      Percentage of Initial Aggregate Loan Balance                                      0.5000 %
               Ending Overcollateralization Amount                                                                  1,750,542.71
                                      Percentage of Initial Aggregate Loan Balance                                      0.5001 %
               Ending Overcollateralization Deficiency                                                                      0.00
               Monthly Excess Interest                                                                                648,661.04
               Net Excess Spread                                                                                        2.7432 %
               Payment to Class X                                                                                     737,659.63

               Beginning Balance Capitalized Interest Account                                                               0.00
               Required Withdrawal                                                                                          0.00
               Ending Balance Capitalized Interest Account                                                                  0.00

               Beginning Notional Balance Cap Contract Account                                                    299,445,771.00
               Withdrawals                                                                                                  0.00
               Ending Notional Balance Cap Contract Account                                                       290,397,522.00


               Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)                          1,014.13
               Class A-1A                                                                                                   0.00
               Class A-1B                                                                                                   0.00
               Class A-1C                                                                                                   0.00
               Class M-1                                                                                                    0.00
               Class M-2                                                                                                    0.00
               Class M-3                                                                                                    0.00
               Class M-4                                                                                                    0.00
               Class M-5                                                                                                    0.00
               Class M-6                                                                                                    0.00
               Class B-1                                                                                                    0.00
               Class B-2                                                                                                    0.00
               Class B-3                                                                                                    0.00
               Class B-4                                                                                                    0.00
               Class B-5                                                                                                  543.68
               Class B-6                                                                                                  470.45

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

